State of Delaware                        PAGE  1

                        Office of the Secretary of State

                           --------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED LIABILITY COMPANY OF "WATERFORD GAMING, L.L.C.", FILED IN THIS OFFICE ON THE THIRTIETH DAY OF SEPTEMBER, A.D. 1996, AT 1:45 O'CLOCK P.M.


                                     [SEAL] /s/ Edward J. Freel
                                            ------------------------------------
                                            Edward J. Freel, Secretary of State

2668421  8100                               AUTHENTICATION:  8166804

960313439                                             DATE:  10-29-96

                            CERTIFICATE OF FORMATION

                                       OF

                            WATERFORD GAMING, L.L.C.

     1. The name of the limited liability company is: WATERFORD GAMING, L.L.C.

     2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     3. The duration of the company is perpetual.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of WATERFORD GAMING, L.L.C. this 30th day of September, 1996.

                                        SLAVIK SUITES, INC.
                                        a Michigan corporation


                                        By: /s/ Janis K. Kujan
                                            ---------------------------------
                                                Janis K. Kujan
                                                Its attorney-in-fact
                                                Authorized Person

                               State of Delaware                         PAGE  1

                        Office of the Secretary of State

                           --------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "WATERFORD GAMING, L.L.C.", FILED IN THIS OFFICE ON THE FOURTH DAY OF NOVEMBER, A.D. 1996, AT 10 O'CLOCK A.M.


                                     [SEAL] /s/ Edward J. Freel
                                            ------------------------------------
                                            Edward J. Freel, Secretary of State

2668421  8100                               AUTHENTICATION:  8176792

960320224                                             DATE:  11-04-96

                           CERTIFICATE OF AMENDMENT TO
                            CERTIFICATE OF FORMATION
                                       OF
                            WATERFORD GAMING, L.L.C.

     1. The name of the limited liability company is: WATERFORD GAMING, L.L.C.

     2. Paragraph 3 of the Certificate of Formation of WATERFORD GAMING, L.L.C., is hereby amended to read as follows:

          The latest date on which the limited liability company is to dissolve is September 30, 2020.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Certificate of Formation of WATERFORD GAMING, L.L.C. this 4th day of November, 1996.

                                        SLAVIK SUITES, INC.
                                        a Michigan corporation
                                        (MEMBER)


                                        By: /s/ Janis K. Kujan
                                            ---------------------------------
                                                Janis K. Kujan
                                                Its attorney-in-fact
                                                Authorized Person